UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                         Date of Report December 9, 1996


                           QUALITY SEMICONDUCTOR, INC.
             (Exact name of registrant as specified in its charter)



       California                   2-23128                     77-0199189
(State or other jurisdiction      (Commission                 (IRS Employer
of incorporation)                 File Number)               Identification No.



                                851 Martin Avenue
                              Santa Clara, CA 95050
          (Address of principal executive offices) (including Zip code)



                                 (408) 450-8000
              (Registrant's telephone number, including area code)



                             Exhibit Index on page 4

Item 5.  Other Events

         On November 22, 1996, Quality Semiconductor, Inc., a California corporation (the "Company") announced the sale of $5 million of unsecured convertiblepromissory notes (the "Notes") of Quality Semiconductor Australia, Pty. Limited a subsidiary of the Company. The termsof the Notes are contained in the instruments defining the rights of the holders of unsecured convertible promissory noes of Quality Semiconductor Australia, Pty. Limited attached as exhibits hereto and incorporated by reference herein. Further details of this transaction are contained in the Company's press release dated November 22, 1996 atttached as an exhibit hereto and incorporated by reference herein.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits

     Exhibit 4.1 Form of QSA Convertible/Redeemable Note Issuance Agreement, dated November 21, 1996, between Quality Semiconductor Australia, Pty.Limited, Quality Semiconductor, Inc. and Technology Associates (Note No. 1).

     Exhibit 4.2 Form of QSA Convertible/Redeemable Note Issuance Agreement, dated November 21, 1996, between Quality Semiconductor Australia, Pty.Limited, Quality Semiconductor, Inc. and Win Win Venture Capital Corporation (Note No.
3).

     Exhibit 4.3 Form of QSA Convertible/Redeemable Note Issuance Agreement, dated November 21, 1996, between Quality Semiconductor Australia, Pty.Limited, Quality Semiconductor, Inc. and Win Win Venture Capital Corporation (Note No.
4).

     Exhibit 4.4 Form of QSA Convertible/Redeemable Note Issuance Agreement, dated November 21, 1996, between Quality Semiconductor Australia, Pty. Limited, Quality Semiconductor, Inc. and Win Win Venture Capital Corporation (Note No.
5).

     Exhibit 4.5 Form of Unsecured Convertible Promissory Note of Quality Semiconductor Australia, Pty. Limited.

     Exhibit 99 Quality  Semiconductor,  Inc.  Press Release dated  November 22,
1996.

                                   SIGNATURES

Pursuant the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                  QUALITY SEMICONDUCTOR, INC.



Date:  December 9, 1996                     By:      /s/STEPHEN H. VONDERACH
                                                  --------------------------
                                                  Stephen H. Vonderach
                                                  Vice President of Finance and
                                                  Chief Financial Officer
                                                  (Duly Authorized and Principal
Financial and accounting Officer)

                           QUALITY SEMICONDUCTOR, INC.

                                INDEX TO EXHIBITS

Exhibit Number                  Description           Sequential Page Number

   Exhibit 4.1      Form of QSA Convertible/Redeemable              5
                    Note Issuance Agreement, dated
                    November 21, 1996, between Quality
                    Semiconductor, Inc. and Technology
                    Associates (Note No. 1).

   Exhibit 4.2      Form of QSA Convertible/Redeemable              7
                    Note Issuance Agreement, dated
                    November 21, 1996, between Quality
                    Semiconductor Australia, Pty. Limited,
                    Quality Semiconductor, Inc. and Win
                    Win Venture Capital Corporation
                    (Note No. 3).

   Exhibit 4.3      Form of QSA Convertible/Redeemable              9
                    Note Issuance Agreement, dated
                    November 21, 1996, between Quality
                    Semiconductor Australia, Pty. Limited,
                    Quality Semiconductor, Inc. and Win
                    Win Venture Capital Corporation
                    Note No. 4)

   Exhibit 4.4      Form of QSA Convertible/Redeemable             11
                    Note Issuance Agreement, dated
                    November 21, 1996, between Quality
                    Semiconductor Australia, Pty. Limited,
                    Quality Semiconductor, Inc. and Win
                    Win Venture Capital Corporation
                    Note No. 5).

   Exhibit 4.5      Form of Unsecured Convertible                 13
                    Promissory Note of Quality
                      Semiconductor Australia, Pty. Limited

  Exhibit 99        Press Release dated November 22, 1996         40

                                                                     EXHIBIT 4.1

               QSA CONVERTIBLE/REDEEMABLE NOTE ISSUANCE AGREEMENT
                       (TECHNOLOGY ASSOCIATES, NOTE NO. 1)

Quality Semiconductor Australia, Pty. Ltd.
c/o Quality Semiconductor, Inc.
851 Martin Avenue
Santa Clara, CA 95050

Ladies & Gentlemen:

         The undersigned, Technology Associates Corporation (the "Noteholder"), hereby confirms its agreement with you as follows:

         1. This QSA Convertible/Redeemable Note Issuance Agreement (the "Agreement") is made as of November __, 1996 by and among Quality Semiconductor Australia, Pty. Ltd., an Australian corporation ("QSA"), and subsidiary of Quality Semiconductor, Inc., a California corporation ("QSI"), QSI and the Noteholder.

     2. QSA has authorized the issuance of up to $5,999,977.01 in convertible debt securities of QSA (the "QSA Notes") substantially in the Form of Exhibit A.

         3. QSA and the Noteholder agree that the Noteholder will take and QSA will issue, for an issuance price of up to $999,995.03, the QSA Note No. 1, substantially in the form attached hereto as Annex I and incorporated herein by reference as if fully set forth herein. Unless otherwise requested by the Noteholder, the QSA Note purchased by the Noteholder will be registered in the Noteholder's name and address as set forth below.

         4. The QSA Note shall be subject to certain rights of conversion and redemption and exchangeable for shares of the Common Stock of QSI (the "QSI Stock") or the Series B Redeemable Preference Shares of QSA (the "QSA Stock") pursuant to the Terms and Conditions for Exchange of the QSA Note and QSA Stock attached hereto as Schedule 3 to Annex I and incorporated herein by reference as if fully set forth herein. QSI has authorized and reserved 146,586 shares of QSI Stock for issuance upon conversion or redemption of the QSA Notes and/or QSA Stock pursuant to the terms of this Agreement.

         5. The QSA Stock shall be subject to certain rights of conversion and redemption and exchangeable for shares of QSI Common Stock (the "QSI Stock") pursuant to the Terms and Conditions for Exchange of the QSA Note and QSA Stock attached hereto as Schedule 3 to Annex I and incorporated herein by reference as if fully set forth herein.

         6. The Noteholder represents that, except as set forth below, (a) it has had no position, office or other material relationship within the past three years with QSA or its affiliates and (b) neither it nor any group of which it is a member beneficially owns any securities of QSA. Exceptions:
______________________________  (If no exceptions,  write "none." If left blank, response will be deemed to be "none").

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

                                           NOTEHOLDER
                                           By:
                                           Title:
                                           Address:
                                           Tax ID No.:

AGREED AND ACCEPTED:

QUALITY SEMICONDUCTOR AUSTRALIA, PTY. LTD.

By:
Title:


QUALITY SEMICONDUCTOR, INC.

By:
Title:

                                                                     EXHIBIT 4.2

               QSA CONVERTIBLE/REDEEMABLE NOTE ISSUANCE AGREEMENT
                (WIN WIN VENTURE CAPITAL CORPORATION, NOTE NO. 3)

Quality Semiconductor Australia, Pty. Ltd.
c/o Quality Semiconductor, Inc.
851 Martin Avenue
Santa Clara, CA 95050

Ladies & Gentlemen:

         The   undersigned,   Win   Win   Venture   Capital   Corporation   (the
"Noteholder"), hereby confirms its agreement with you as follows:

         1. This QSA Convertible/Redeemable Note Issuance Agreement (the "Agreement") is made as of November __, 1996 by and among Quality Semiconductor Australia, Pty. Ltd., an Australian corporation ("QSA"), and subsidiary of Quality Semiconductor, Inc., a California corporation ("QSI"), QSI and the Noteholder.

     2. QSA has authorized the issuance of up to $5,999,977.01 in convertible debt securities of QSA (the "QSA Notes") substantially in the Form of Exhibit A.

         3. QSA and the Noteholder agree that the Noteholder will take and QSA will issue, for an issuance price of up to $999,995.03, the QSA Note No. 3 (the "QSA Note"), substantially in the form attached hereto as Annex I and incorporated herein by reference as if fully set forth herein. Unless otherwise requested by the Noteholder, the QSA Note purchased by the Noteholder will be registered in the Noteholder's name and address as set forth below.

         4. The QSA Note shall be subject to certain rights of conversion and redemption and exchangeable for shares of the Common Stock of QSI (the "QSI Stock") or the Series B Redeemable Preference Shares of QSA (the "QSA Stock") pursuant to the Terms and Conditions for Exchange of the QSA Note and QSA Stock attached hereto as Schedule 3 to Annex I and incorporated herein by reference as if fully set forth herein. QSI has authorized and reserved 146,586 shares of QSI Stock for issuance upon conversion or redemption of the QSA Notes and/or QSA Stock pursuant to the terms of this Agreement.

         5. The QSA Stock shall be subject to certain rights of conversion and redemption and exchangeable for shares of QSI Common Stock (the "QSI Stock") pursuant to the Terms and Conditions for Exchange of the QSA Note and QSA Stock attached hereto as Schedule 3 to Annex I and incorporated herein by reference as if fully set forth herein.

     6. The Noteholder represents that, except as set forth below, (a) it has had no position, office or other material relationship within the past three years with QSA or its affiliates and (b) neither it nor any group of which it is a member beneficially owns any securities of QSA. Exceptions: ___________(If no exceptions, write "none." If left blank, response will be deemed to be "none").

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

                                               NOTEHOLDER
                                               By:
                                               Title:
                                               Address:
                                               Tax ID No.:

AGREED AND ACCEPTED:

QUALITY SEMICONDUCTOR AUSTRALIA, PTY. LTD.

By:
Title:


QUALITY SEMICONDUCTOR, INC.

By:
Title:

                                                                     EXHIBIT 4.3

               QSA CONVERTIBLE/REDEEMABLE NOTE ISSUANCE AGREEMENT
                (WIN WIN VENTURE CAPITAL CORPORATION, NOTE NO. 4)


Quality Semiconductor Australia, Pty. Ltd.
c/o Quality Semiconductor, Inc.
851 Martin Avenue
Santa Clara, CA 95050

Ladies & Gentlemen:

         The   undersigned,   Win  Win   Venture   Capital   Corporation,   (the
"Noteholder"), hereby confirms its agreement with you as follows:

         1. This QSA Convertible/Redeemable Note Issuance Agreement (the "Agreement") is made as of November __, 1996 by and among Quality Semiconductor Australia, Pty. Ltd., an Australian corporation ("QSA"), and subsidiary of Quality Semiconductor, Inc., a California corporation ("QSI"), QSI and the Noteholder.

     2. QSA has authorized the issuance of up to $5,999,977.01 in convertible debt securities of QSA the "QSA Notes") substantially in the Form of Exhibit A.

         3. QSA and the Noteholder agree that the Noteholder will take and QSA will issue, for an issuance price of up to $999,995.03, the QSA Note No. 4 (the "QSA Note"), substantially in the form attached hereto as Annex I and incorporated herein by reference as if fully set forth herein. Unless otherwise requested by the Noteholder, the QSA Note purchased by the Noteholder will be registered in the Noteholder's name and address as set forth below.

         4. QSA and the Noteholder agree that the Noteholder shall make the payment of the issuance price of $999,995.03 for the QSA Note on or before December 15, 1996 and that Noteholder's obligation to make such payment shall be unconditional, regardless of (i) any provision herein, (ii) any breach or violation of any representation, warranty, covenant or agreement by the Company or the Noteholder, (iii) any alleged fraud or other tort committed by the Company or the Noteholder, (iv) the financial condition of the Company or the Noteholder, or (v) general market conditions. The Noteholder acknowledges that the Company would be damaged if the Noteholder does not pay the full amount of the issuance price of the QSA Note on or before December 15, 1996. QSA and the Noteholder further agree that, as a surety for the Noteholder's obligation to make full payment under this Agreement, QSA shall hold as collateral the QSA convertible, unsecured Note No. 3 ("QSA Note No. 3") in the principal amount of $999,995.03 of the Noteholder issued pursuant to that certain QSA Convertible/Redeemable Note Issuance Agreement (Note No. 3) of even date herewith by and between QSA and the Noteholder. Upon payment in full of the issuance price of the QSA Note by the Noteholder, the Company will issue and deliver to the Noteholder the QSA Note and QSA Note No. 3. In the event that Noteholder fails to meet its obligation to make the payment of the issuance price of $999,995.03 for the QSA Note on or before December 15, 1996, QSA shall have the right, but not the obligation, to rescind this Agreement and the right, but not the obligation, to cancel QSA Note No. 3 and return the issuance price of QSA Note No. 3 to the Noteholder.

         5. The QSA Note shall be subject to certain rights of conversion and redemption and exchangeable for shares of the Common Stock of QSI (the "QSI Stock") or the Series B Redeemable Preference Shares of QSA (the "QSA Stock") pursuant to the Terms and Conditions for Exchange of the QSA Note and QSA Stock attached hereto as Schedule 3 to Annex I and incorporated herein by reference as if fully set forth herein. QSI has authorized and reserved 146,586 shares of QSI Stock for issuance upon conversion or redemption of the QSA Notes and/or QSA Stock pursuant to the terms of this Agreement.

         6. The QSA Stock shall be subject to certain rights of conversion and redemption and exchangeable for shares of QSI Common Stock (the "QSI Stock") pursuant to the Terms and Conditions for Exchange of the QSA Note and QSA Stock attached hereto as Schedule 3 to Annex I and incorporated herein by reference as if fully set forth herein.

         7. The Noteholder represents that, except as set forth below, (a) it has had no position, office or other material relationship within the past three years with QSA or its affiliates and (b) neither it nor any group of which it is a member beneficially owns any securities of QSA. Exceptions:
______________________________  (If no exceptions,  write "none." If left blank, response will be deemed to be "none").

         Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.


                                                 NOTEHOLDER
                                                 By:
                                                 Title:
                                                 Address:
                                                 Tax ID No.:

AGREED AND ACCEPTED:

QUALITY SEMICONDUCTOR AUSTRALIA, PTY. LTD.

By:
Title:


QUALITY SEMICONDUCTOR, INC.

By:
Title:

                                                                     EXHIBIT 4.4

               QSA CONVERTIBLE/REDEEMABLE NOTE ISSUANCE AGREEMENT
                (WIN WIN VENTURE CAPITAL CORPORATION, NOTE NO. 5)


Quality Semiconductor Australia, Pty. Ltd.
c/o Quality Semiconductor, Inc.
851 Martin Avenue
Santa Clara, CA 95050

Ladies & Gentlemen:

         The   undersigned,   Win  Win   Venture   Capital   Corporation,   (the
"Noteholder"), hereby confirms its agreement with you as follows:

         1. This QSA Convertible/Redeemable Note Issuance Agreement (the "Agreement") is made as of November __, 1996 by and among Quality Semiconductor Australia, Pty. Ltd., an Australian corporation ("QSA"), and subsidiary of Quality Semiconductor, Inc., a California corporation ("QSI"), QSI and the Noteholder.

     2. QSA has authorized the issuance of up to $5,999,977.01 in convertible debt securities of QSA the "QSA Notes") substantially in the Form of Exhibit A.

         3. QSA and the Noteholder agree that the Noteholder, an affiliated fund of the Noteholder, or such other investor as may be approved by QSA, will take and QSA will issue, for an issuance price of up to $1,999,996.89, the QSA Note No. 5 (the "QSA Note"), substantially in the form attached hereto as Annex I and incorporated herein by reference as if fully set forth herein. Unless otherwise requested by the Noteholder, the QSA Note purchased by the Noteholder will be registered in the Noteholder's name and address as set forth below.

         4. QSA and the Noteholder agree that the Noteholder, an affiliated fund of the Noteholder, or such other investor as may be approved by QSA, shall make the payment of the issuance price of $1,999,996.89 for the QSA Note on or before February 15, 1997 and that Noteholder's obligation to make such payment shall be unconditional, regardless of (i) any provision herein, (ii) any breach or violation of any representation, warranty, covenant or agreement by the Company or the Noteholder, (iii) any alleged fraud or other tort committed by the Company or the Noteholder, (iv) the financial condition of the Company or the Noteholder, or (v) general market conditions. The Noteholder acknowledges that the Company would be damaged if the Noteholder does not pay the full amount of the issuance price of the QSA Note on or before February 15, 1997. QSA and the Noteholder further agree that, as a surety for the Noteholder's obligation to make full payment under this Agreement, QSA shall hold as collateral: (a) the QSA convertible, unsecured Note No. 3 ("QSA Note No. 3") in the principal amount of $999,995.03 of the Noteholder issued pursuant to that certain QSA Convertible/Redeemable Note Issuance Agreement (Note No. 3) of even date herewith by and between QSA and the Noteholder; and (b) the QSA Convertible, Unsecured Note No. 4 ("QSA Note No. 4") in the principal amount of $999,995.03 of the Noteholder issued pursuant to that certain QSA Convertible/Redeemable
Note Issuance Agreement (Note No. 4) of even date herewith by and between QSA and the Noteholder. Upon payment in full of the issuance price of the QSA Note by the Noteholder, an affiliated fund of the Noteholder, or such other investor as may be approved by QSA, the Company will issue and deliver to the Noteholder QSA Note No. 3 and QSA Note No. 4 and to the entity paying the full issuance price of the QSA Note, the QSA Note. In the event that Noteholder fails to meet its obligation to make the payment of the issuance price of $1,999,996.89 for the QSA Note on or before February 15, 1997, QSA shall have the right, but not the obligation, to rescind this Agreement and the right, but not the obligation, to cancel QSA Note No. 3, and QSA Note No. 4 and return the issuance price of QSA Note No. 3 and QSA Note No. 4 to the Noteholder.

         5. The QSA Note shall be subject to certain rights of conversion and redemption and exchangeable for shares of the Common Stock of QSI (the "QSI Stock") or the Series B Redeemable Preference Shares of QSA (the "QSA Stock") pursuant to the Terms and Conditions for Exchange of the QSA Note and QSA Stock attached hereto as Schedule 3 to Annex I and incorporated herein by reference as if fully set forth herein. QSI has authorized and reserved 293,173 shares of QSI Stock for issuance upon conversion or redemption of the QSA Notes and/or QSA Stock pursuant to the terms of this Agreement.

         6. The QSA Stock shall be subject to certain rights of conversion and redemption and exchangeable for shares of QSI Common Stock (the "QSI Stock") pursuant to the Terms and Conditions for Exchange of the QSA Note and QSA Stock attached hereto as Schedule 3 to Annex I and incorporated herein by reference as if fully set forth herein.

         7. The Noteholder represents that, except as set forth below, (a) it has had no position, office or other material relationship within the past three years with QSA or its affiliates and (b) neither it nor any group of which it is a member beneficially owns any securities of QSA. Exceptions:
______________________________  (If no exceptions,  write "none." If left blank, response will be deemed to be "none").

         Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.


                                            NOTEHOLDER
                                            By:
                                            Title:
                                            Address:
                                            Tax ID No.:


AGREED AND ACCEPTED:

QUALITY SEMICONDUCTOR AUSTRALIA, PTY. LTD.

By:
Title:


QUALITY SEMICONDUCTOR, INC.

By:
Title:

                                                                     EXHIBIT 4.5

                   QUALITY SEMICONDUCTOR AUSTRALIA PTY LIMITED
                                 ACN 072 373 730

                               Registered office:
                                    Level 15
                                 321 Kent Street
                                 SYDNEY NSW 2000


                           CONVERTIBLE UNSECURED NOTE
                                November __, 1996


         1. This Note is issued to the Noteholder in consideration of the advance to Quality Semiconductor Australia Pty. Limited (the "Company") by the Noteholder of an amount equal to the Principal Amount, the receipt of which the Company acknowledges.

     2. The Principal Amount, together with interest, is payable on the Repayment Date, unless this Note is converted into Shares.

     3. This Note is convertible at the election of the Noteholder into either:

                  (a)      146,586 QSI Shares; or

                  (b)      146,586 QSA Series B Shares,

                  in accordance with the terms and conditions of this Note.

                              TERMS AND CONDITIONS

         1.       DEFINITIONS

                  In this Note:

                  `Business Day' means a day on which trading banks (as defined in the Banking Act 1959 (C'th)) are open for business in Sydney, New South Wales;

     `Company'  means  Quality  Semiconductor  Australia Pty Limited ACN 072 373
730;

                  `Conversion Date' means, where notice is given:

     (a) under clause 3.1(a), 5 days after the date of that notice;

                  (b)      under clause 7, the Repayment Date,

                  provided that where a day is not a Business Day, the next Business Day after that date is the Conversion Date:

                  `Interest Payment Date' means 30 June and 31 December of each calendar year, or if that date is not a Business Day, the next Business Day with the first Interest Payment Date being 31 December 1996;

                  `ITTA' means the Income Tax Assessment Act 1936 (C'th).

     `Note' means this convertible unsecured note issued by the Company;

                  `Principal Amount' means U.S. $999,995.03;

     `Public Authority' means any government or minister or governmental, semi-governmental or judicial entity, department, instrumentality or authority;

                  `QSA Series B Shares' means redeemable preference shares in the issued share capital of the Company, with the rights set out in Schedule 1;

     `QSI Shares' means shares of common stock of Quality Semiconductor, Inc., a California, U.S.A. corporation ("QSI");

                  "Shares' means:

                  (a)      QSI Shares; or

                  (b)      QSA Series B Shares;

                  `Tax Change' means:

     (a) any amendment, modification or replacement of the ITAA;

                  (b) the announcement of any proposed amendment, modification or replacement of the ITAA by the Minister of State of the Commonwealth of Australia, the Commonwealth Government or the Commissioner of Taxation of the Australian Taxation Office or by any other responsible public Authority;

     (c)  any  ruling  or  decision   of  a  tribunal  or  court  of   competent
jurisdiction;

                  (d) any announcement or ruling by any of the Commissioner of Taxation or the Australian Taxation Office of, or any assessment from the Commissioner of Taxation disclosing, any change in the interpretation or administration by the Commissioner of Taxation of the ITAA or any legislation replacing the ITAA;

         2.       GENERAL TERMS OF ISSUE

         2.1      This Note:

                  (a)      was issued for the Principal Amount;

     (b) is convertible in the manner and at the times provided by clause 3 and, subject to clause 7 into the number of Shares determined in accordance with clause 4.6; and

     (c) was paid in full on application by the Noteholder; and

                  (d)      is not transferable.

         2.2      Interest on this Note:

     (a) is payable on the Principal Amount of this Note at the rate of 8% per annum on each Interest Payment Date;

                  (b)      ceases to accrue:

     (i) in the case of conversion of this Note into Shares, on the Conversion Date; and

                           (ii)     in any other case, on the Repayment Date.

         2.3 The Company will pay to the Noteholder on conversion of this Note interest accrued on this Note during the period commencing on the date after the last Interest Repayment Date and ending on the Conversion Date or the Repayment Date, as applicable.

         3.       GENERAL RIGHTS OF CONVERSION

         3.1      This Note is convertible into Shares:

                  (a) at any time before redemption or repayment under clause 7 by the Noteholder giving to the Company a written notice, in the form set out in Schedule 2 (or in such other form as the Company may require or accept) requiring the Company to convert; or

     (b) in the circumstances and in the manner provided in clause 7.8.

         3.2      A notice given by the Noteholder under clause 3.1:

     (a) is irrevocable unless the Company otherwise determines;

                  (b) must specify whether the Noteholder requires the Company to convert the Note into QSA Series B Shares or QSI Shares.

     3.3 On conversion of this Note, the Company will apply the Principal Amount in either:

     (a) paying up the QSA Series B Shares to be issued to the Noteholder on conversion; or

     (b) subscribing for fully paid QSI Shares to be distributed to the Noteholder on conversion.

     in full discharge of the Company's liability for the Principal Amount.

         4.       ALLOTMENT OF SHARES

         4.1 The Company must allot the Shares to which the Noteholder is entitled within 20 Business Days of the receipt of a notice under clause 3.1.

     4.2 Any allotment of Shares will have effect on the Conversion Date.

         4.3 The Company must, not later than 20 Business Days after allotment forward, free of charge, to the holder of the Note converted (or to such other person as the holder may in writing request) a share certificate for the number of Shares allotted on conversion of this Note.

         4.4 QSI Shares allotted on conversion of this Note will rank equally in all respects with shares of common stock of QSI existing on the Conversion Date.

     4.5 QSA Series B Shares allotted on conversion of this Note will have the rights attaching to QSA Series B Shares.

         4.6      This Note will convert into either:

                  (a)      146,586 QSI Shares; or

                  (b)      146,586 QSA Series B Shares.

         5.       NON-PARTICIPATION IN ISSUES AND LIMITED VOTING RIGHTS

     5.1 Except as set out in this Note, this Note carries no right to participate in any offering of securities by the Company.

     5.2 Except as required by the Corporations Law, the Noteholder will not have any right to vote at general meetings of the Company.

         6.       NON-RESIDENT NOTEHOLDER

                  Where this Note is held by or on behalf of a person resident outside Australia, then, despite anything to the contrary contained in or implied by this Note, it is a condition precedent to any right of the Noteholder:

                  (a)      to receive payment of the Principal Amount;

                  (b)      to receive payment of any interest on this Note; or

                  (c)      to obtain Shares on conversion of this Note.

                  that all necessary Authorisations (if any) and any other statutory requirements which may then be in existence are obtained at the cost of, unless the Company determines otherwise, the Noteholder

         7.       MATURITY AND REPAYMENT

         7.1 The date of maturity (`Repayment Date') of this Note is the first date on which an order is made or an effective resolution is passed for the winding up of the Company in accordance with the Corporations Law and on that Repayment Date, the Company will be obliged to repay this Note.

         7.2 Subject to clause 7.1, there is no fixed repayment date for this Note and the Company may only repay it in accordance with the following provisions of this clause 7.

     7.3 The Company may redeem this Note at any time on giving same day notice to the Noteholder concerned.

         7.4 If the Company exercises a right to redeem under this clause 7, the Company must repay the Principal Amount and all interest accrued but unpaid on the Note to the date of payment.

         7.5      If:

     (a) the Company is satisfied that the interest or any part of the interest paid or payable on this Note is not or may not be allowed as a deduction for Australian income tax purposes; or

     (b) (i) a Tax Change occurs or is officially announced; or

     (ii) a bill to effect a Tax Change is presented to the Parliament of the Commonwealth of Australia.

                           and the Company is of the opinion that it is reasonably probable that any such change has or will have the result that the interest or any part of the interest paid or payable on this Note is or may not be allowed as a deduction for Australian income tax purposes.

     the Company may in its discretion (on giving same day notice to the Noteholder) redeem this Note.

         7.6 If the Company exercises a right to redeem under clause 7.3, the Company must (unless the Noteholder has by the redemption date already converted the Note) pay to the Noteholder the Principal Amount and all interest accrued but unpaid to the redemption date on the Note or make repayment in accordance with clause 7.10.

         7.7 At the time that the Company intends to redeem the Note under this clause 7, the Company must give written notice to this effect to the Noteholder.

         7.8 The Noteholder may, then, within 5 days from the date of receipt of that notice, by notice in writing to the Company, require the Company to convert this Note into QSI Shares in accordance with clause 2.1(b) with effect on the same day as the receipt of written notice by the Company.

         7.9 If a Noteholder does not require the Company to convert this Note in accordance with clause 7.8, the Company may repay this Note under this clause 7.

         7.10 The repayment of the Principal Amount and any interest under this clause 7 may be satisfied, at the election of the Company, by the issue of 146,586 QSI Shares, which have been allotted to the Company by QSI. The QSI Shares will be issued in accordance with and subject to the terms and conditions of Sections 4 through 8 of the Terms and Conditions for Exchange of the QSA Note and QSA Stock attached hereto as Schedule 3.

         8.       CANCELLATION OF NOTE

                  On repayment, redemption or conversion of this Note by the Company, this Note will immediately be cancelled and may not be reissued.

         9.       STATUS AND SUBORDINATION

         9.1      This Note constitutes an unsecured obligation of the Company.

         9.2 The rights of the Noteholder against the Company, in the event of the winding up of the Company, are subordinated in right of payment to the claims of Ordinary Creditors.

         9.3 The obligations of the Company in respect of this Note will rank at least equally with the obligations of the Company to its Subordinated Creditors.

         9.4 So long as this Note remains outstanding, the Company will not create or permit to be outstanding any subordinated obligations ranking in the liquidation of the Company in priority in right of payment to the rights of the Noteholder under or in respect of this Note.

         9.5      In this clause 9:

     (a) `Ordinary Creditors' means all present or future creditors of the Company whose claims:

     (i) are admitted in the winding up of the Company;

     (ii) are not, or are not by their terms expressed to be, subordinated to the claims of all other unsubordinated creditors of the Company; and

                  (b) `Subordinated Creditors' means persons whose claims against the Company are subordinated in the event of a winding up of the Company in any manner (or even by statute) to the claims of any unsecured and unsubordinated creditor of the Company.

         10.      FAILURE TO PAY PRINCIPAL, INTEREST OR BOTH

                  If:

     (a) the Company makes default for a period of 30 days in the payment of any interest required by this Note to be paid;

     (b) the Company fails to issue a required number of Shares within 30 days of the Conversion Date; or

     (c) the Company fails to repay the Principal Amount within 30 days of the date required for payment under this Note,

                  the Principal Amount, at the option of the Noteholder and on the Noteholder giving written notice to the Company, immediately becomes due and payable together with all unpaid interest on this Note to the date of payment.

         11.      INDEMNITY TO THE COMPANY

         11.1     Whenever in consequence of:

     (a) the non-payment of any income tax or other tax payable by the Noteholder;

     (b) the non-payment of any stamp or other duty by the Noteholder;

     (c) any other act or thing in relation to this Note or the Noteholder,

                  any law imposes or purports to impose any liability of any nature whatever on the Company to make any payments to any Public Authority, the Company is, in respect of that liability, indemnified by the Noteholder and any moneys paid by the Company in respect of that liability may be recovered by action from the Noteholder as a debt due to the Company.

     11.2 The Company will have a lien in respect of those moneys on this Note and on the principal and interest payable in respect of this Note.

     11.3 Nothing in this clause 11 will prejudice or affect any right or remedy which any such law may confer or purport to confer on the Company.

         12.      PAYMENT TO NOTEHOLDER

         12.1 Any interest, principal or other moneys payable on or in respect of this Note may be paid by cheque marked `not negotiable' and sent through the post.

                  12.2 Every cheque referred to in this clause 12 will be sent at the risk of the person beneficially entitled to the money represented by the cheque and payment will be deemed to have been made when the cheque is posted.

         13.      NOTICES

         13.1 A notice given to the Noteholder must be in writing and may be given to the Noteholder by being delivered to the Noteholder or a representative appointed by the Noteholder to receive notice on behalf of the Noteholder (the "Noteholder's Representative") or posted by prepaid envelope addressed to the Noteholder or the Noteholder's Representative at the address given by the Noteholder to the Company.

     13.2 Where a notice is sent by post, it will be deemed to have been given on the Business Day on which it was posted.

         13.3 A post office receipt for the envelope containing a notice will be taken as conclusive evidence of the date on which the notice was posted.

     13.4 In this clause 13 `Notice' includes any communication to be given by the Company under this Note.

         14.      AMENDMENT

                  Any amendment to this Note must be in writing signed by both the Company and the Noteholder.

         15.      GOVERNING LAW

                  This Note is governed by the laws of New South Wales and the parties submit to the non-exclusive jurisdiction of the Courts of New South Wales.

THE COMMON SEAL of                                      ))))))
QUALITY SEMICONDUCTOR
AUSTRALIA PTY LIMITED
is affixed in accordance with its articles of association in the presence of


 ..................................         .....................................
Secretary                                  Director
 ...................................        .....................................
Name of secretary (print)                  Name of director (print)

Executed by ___________________ on behalf of Technology Associates Corporation for the purpose of signifying its acceptance of this Note.
THE COMMON SEAL of

TECHNOLOGY ASSOCIATES                   )
CORPORATION is affixed                  )
in accordance with its                  )
articles of association in              )
the presence of                         )
 ...................................         ....................................
Secretary                                   Director
 ...................................         ....................................
Name of secretary (print)                   Name of director (print)

THE COMMON SEAL of                      )
QUALITY SEMICONDUCTOR                   )
AUSTRALIA PTY LIMITED                   )
is affixed in accordance                )
with its articles of                    )
association in                          )
the presence of                         )


 ..................................         .....................................
Secretary                                  Director
 ..................................         .....................................
Name of secretary (print)                  Name of director (print)

Executed  by   ___________________   on  behalf  of  Fidelity   Venture  Capital
Corporation for the purpose of signifying its acceptance of this Note.

THE COMMON SEAL of                      )
TECHNOLOGY ASSOCIATES                   )
CORPORATION is affixed                  )
in accordance with its                  )
articles of association in              )
the presence of                         )
 ....................................       .....................................
Secretary                                  Director
 .....................................      .....................................
Name of secretary (print)                  Name of director (print)

                                   SCHEDULE 1
                     RIGHTS ATTACHING TO QSA SERIES B SHARES


     1. The QSA Series B Shares will be redeemable preference shares in the issued share capital of the Company.

         2. The QSA Series B Shares will be under the control of the directors who may allot or otherwise dispose of the QSA Series B Shares (at a premium or otherwise) to any persons (whether or not a member of Company) on any terms and conditions that the directors think fit.

         3. Each QSA Series B Share irrespective of its date of issue will rank equally with all other QSA Series B Shares and any allotment of QSA Series B Shares will not be regarded as a variation of the rights attached to any existing QSA Series B Shares.

         4.       Each QSA Series B Share will have a par value of A$0.01.

     5. The QSA Series B Shares will confer on the holder, and be issued subject to:

                  (a) the rights to such dividends (if any) as the directors or Company in general meeting may declare with respect to the QSA Series B Shares, but do not have the right to payment of a fixed or other dividend;

                  (b)      the right in the event of:

                           (i)      the winding up of the Company; or

     (ii) a reduction in the share capital of the Company,

                           in priority to all other classes of shares in the capital of the Company except the QSA Series A Shares to the payment of the Redemption Amount applicable at the time a resolution to wind up the Company or reduce the share capital is passed or a Court Order to wind up the Company is made (as applicable);

                           but without:

                           (iii) any additional right to payment of any capital paid up or credited as paid up on the QSA Series B Shares or any premium paid in respect of the QSA Series B Shares.

     (iv) any further rights to participate in the assets or profits of the Company;

                  (c) the right to receive notice of all general meetings (including all reports, balance sheets and accounts issued with any notice) and to attend all general meetings of the Company; but with no right to vote at any general, special or other meetings of the Company, or in any other manner.

                  6.       Subject to section 192 of the Corporation Law:

                  (a) at any time after issuance of the QSA Series B Shares, the holder of the QSA Series B Shares may give to the Company a written notice (`Redemption Notice') requiring the Company to redeem the QSA Series B Shares not less than 30 clear days after the date of the Redemption Notice, in which event the Company must redeem the QSA Series B Shares immediately on expiry of such 30 clear days;

                  (b) at any time after issuance of the QSA Series B Shares, the Company may redeem the QSA Series B Shares, by resolution of a majority of the directors.

     7. On redemption of the QSA Series B Shares under clause 6 becoming due:

     (a) the Company must pay the Redemption Amount applicable at the time of redemption to the holder of the QSA Series B Shares;

     (b) the holder of the QSA Series B Shares must surrender for cancellation to the Company the Certificate for the QSA Series B Shares,

                  in which even the QSA Series B Shares will be fully redeemed.

         8. Except to the extent otherwise permitted by the Corporations Law, the QSA Series B Shares may not be redeemed except out of profits which would otherwise be available for dividend, or out of the proceeds of a fresh issue of shares made for the purpose of the redemption, and unless they are fully paid.

         9. The payment of the Redemption Amount may be satisfied, at the election of the Company, by the exchange of shares of common stock of Quality Semiconductor, Inc., for shares of QSA Series B Shares being redeemed pursuant to the Terms and Conditions for Exchange of the QSA Note and QSA Stock attached as Schedule 3 to Annex I.

     10. `Redemption Amount' means the product of the closing price of a share in the common stock of Quality Semiconductor, Inc. on the date of redemption of a QSA Series B Share and the number of shares in the common stock of Quality Semiconductor, Inc. received after redemption of the QSA Series B Shares.

         11. The QSA Series B Shares may not be transferred for a period of one year; thereafter, any proposed transfer of the QSA Series B Shares shall be subject to redemption into QSI Shares.

                                   SCHEDULE 2
                            NOTICE OF CONVERSION NOTE


TO:      Quality Semiconductor Australia Pty Limited
         ACN 072 373 730
         c/o Quality Semiconductor, Inc.
         851 Martin Avenue
         Santa Clara, CA  95050


          Notice is given of the exercise of my/our right to convert the Note attached to this notice into:

     146,586   fully   paid   ordinary   shares  of  common   stock  of  Quality
Semiconductor, Inc.; or

                  146,586 fully paid Series B redeemable preference shares in the issued share capital of Quality Semiconductor Australia Pty Limited.

         [Delete which ever is inapplicable.]

If this notice is signed by an attorney, the attorney declares that he or she has no notice of revocation of the poser of attorney of which this notice is signed.

[Companies must sign under seal or by attorney.]

                                   SCHEDULE 3
         TERMS AND CONDITIONS FOR EXCHANGE OF THE QSA NOTE AND QSA STOCK


         1. Authorization of QSI Stock. Quality Semiconductor, Inc. ("QSI") has authorized the issuance of up to 732,932 shares of the Common Stock of QSI (the "QSI Stock") in exchange for the QSA Notes or up to 732,932 shares of the Series B Redeemable Preference Shares of QSA (the "QSA Stock") pursuant to the QSA Convertible/Redeemable Note Issuance Agreement (the "Note Issuance Agreement").

         2. Exchange of Shares for the QSA Note. Each Holder of the QSA Note shall have certain rights to convert the QSA Note into QSI Stock, and QSA shall have certain rights to redeem the QSA Note for QSI Stock, as provided for by the terms of such Holder's QSA Note. The QSI Stock issued pursuant to such conversion or redemption shall be issued in accordance with, and subject to the terms and conditions of Sections 4 through 8 of this document.

         3. Exchange of Shares; Conversion and Redemption Rights. The Holders shall have the right to convert shares of QSA Stock into shares of QSI Stock, and QSA shall have the right to redeem shares of QSA Stock for shares of QSI Stock in accordance with this Section 3.

     3.1 Conversion. The holders of shares of the QSA Stock shall have conversion rights as follows (the "Conversion Rights"): ----------

                  (a) Right to Convert. Subject to Section 3.1(b), each share of the QSA Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share, at the office of QSI or any transfer agent for such stock, into such number of fully paid and nonassessable shares of QSI Stock as is determined by dividing the number of shares of QSA Stock presented for exchange by the Exchange Ratio applicable to each share of QSA Stock, determined as provided in Section 3.3 below, in effect on the date the certificate is surrendered for conversion. The initial Exchange Ratio per share of QSA Stock shall be ten. Such initial Exchange Ratio shall be subject to adjustment as set forth in Section 3.3.

                  (b) Mechanics of Conversion. Before any holder of QSA Stock shall be entitled to convert the same into shares of QSI Stock, he shall surrender the certificate or certificates therefor, duly endorsed, at the office of QSA or of any transfer agent for the QSA Stock, and shall give written notice to QSA at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of QSI Stock are to be issued. QSA shall, as soon as practicable thereafter, issue and deliver at such office to such holder of QSA Stock , or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of QSI Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of QSA Stock to be converted, and the person or persons entitled to receive the shares of QSI Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of QSI Stock as of such date.

     3.2 Redemption. QSA shall have redemption rights with respect to the QSA Stock as follows: (the "Redemption Rights"): -----------

                  (a) Right to Redeem. Subject to Section 3.2(b), each share of the QSA Stock shall be redeemable, at the option of QSA, at any time after the date of issuance of such share, at the office of QSA or any transfer agent for such stock, into such number of fully paid and nonassessable shares of QSI Stock as is determined by dividing the number of shares of QSA Stock presented for exchange by the Exchange Ratio applicable to each share of QSA Stock, determined as provided in Section 3.3 below, in effect on the date the certificate is surrendered for redemption. The initial Exchange Ratio per share of QSA Stock shall be ten. Such initial Exchange Ratio shall be subject to adjustment as set forth in Section 3.3.

                  (b) Mechanics of Redemption. QSA shall provide written notice of redemption to those holders of QSA Stock whose shares are being redeemed. Within five (5) business days after receipt of notification of redemption by QSA, a holder of QSA Stock whose shares are being redeemed shall surrender the certificate or certificates therefor, duly endorsed, at the office of QSA or of any transfer agent for the QSA Stock, and shall give written notice to QSA at its principal corporate office stating therein the name or names in which the certificate or certificates for shares of QSI Stock are to be issued. QSA shall, as soon as practicable thereafter, issue and deliver at such office to such holder of QSA Stock or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of QSI Stock to which such holder shall be entitled as aforesaid. Such redemption shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of QSA Stock to be redeemed, and the person or persons entitled to receive the shares of QSI Stock issuable upon such redemption shall be treated for all purposes as the record holder or holders of such shares of QSI Stock as of such date.


Splits and Combinations. The Exchange Ratio of the QSA
Stock shall be subject to adjustment from time to time as follows:

                  (a) In the event QSI should at any time or from time to time after the Closing Date of the Note Issuance Agreement (the "Closing Date") fix a record date for the effectuation of a split or subdivision of the outstanding shares of QSI Stock or the determination of holders of QSI Stock entitled to receive a dividend or other distribution payable in additional shares of QSI Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of QSI Stock then, as of such record date, the Exchange Ratio of the QSA Stock shall be appropriately decreased so that the number of shares of QSI Stock issuable on conversion of each share of QSA Stock shall be increased in proportion to such increase of the aggregate of shares of QSI Stock outstanding.

                  (b) If the number of shares of QSI Stock outstanding at any time after the Closing Date is decreased by a combination of the outstanding shares of QSI Stock, then, following the record date of such combination, the Exchange Ratio for the QSA Stock shall be appropriately increased so that the number of shares of QSI Stock issuable on exchange of each share of such series shall be decreased in proportion to such decrease in outstanding shares.

         3.5 Recapitalizations. If at any time or from time to time there shall be a recapitalization of the QSI Stock, provision shall be made so that the holders of the QSA Stock shall thereafter be entitled to receive upon exchange of the QSA Stock the number of shares of stock or other securities or property of QSI or otherwise, to which a holder of QSI Stock deliverable upon exchange would have been entitled on such recapitalization.

         3.6      No Fractional Shares and Certificate as to Adjustments.

                  (a) No fractional shares shall be issued upon the exchange of any share or shares of the QSA Stock , and the number of shares of QSI Stock to be issued shall be rounded to the nearest whole share. Whether or not fractional shares are issuable upon such conversion shall be determined on the basis of the total number of shares of QSA Stock the holder is at the time exchanging into QSI Stock and the number of shares of QSI Stock issuable upon such aggregate conversion.

                  (b) Upon the occurrence of each adjustment or readjustment of the Exchange Ratio of QSA Stock pursuant to this Section 3.3, QSI, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of QSA Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. QSI shall, upon the written request at any time of any holder of QSA Stock, furnish or cause to be furnished to such holder a like certificate setting forth (A) such adjustment and readjustment, (B) the Exchange Ratio for the QSA Stock at the time in effect, and (C) the number of shares of QSI Stock and the amount, if any, of other property which at the time would be received upon the exchange of a share of the QSA Stock.

3.7 Reservation of QSI Stock Issuable Upon Conversion. QSI shall at all times reserve and keep available out of its authorized but unissued shares of QSI Stock, solely for the purpose of effecting the conversion of the shares of the QSA Stock , such number of its shares of QSI Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of QSA Stock; and if at any time the number of authorized but unissued shares of QSI Stock shall not be sufficient to effect the conversion of all then outstanding shares of QSA Stock, in addition to such other remedies as shall be available to the holder of such QSA Stock, QSI will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of QSI Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite shareholder approval of any necessary amendment to the Articles of Incorporation.

         3.8 Notices. Any notice required by the provisions of this Section 3 to be given to the holders of shares of QSA Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at his address appearing on the books of QSI.

         4.       Representations and Warranties of QSI

         For purposes of Sections 4 through 8 of this Note Issuance Agreement, the term "Holder" refers to a person who has exchanged a QSA Note or shares of QSA Stock for shares of QSI Stock whether through conversion or by redemption. QSI represents and warrants to the Holders as of the Closing Date as follows:

         4.1 Organization; Standing; Qualification to Do Business. QSI is a corporation duly organized and validly existing under, and by virtue of, the laws of the State of California and is in good standing as a domestic corporation under the laws of said state. QSI is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified or be in good standing is not reasonably likely to have a material adverse effect on QSI.

         4.2 Corporate Power; Authorization. QSI has all requisite legal and corporate power and has taken all requisite corporate action to execute and deliver the Note Issuance Agreement, to authorize the issuance of the QSI Stock in exchange for the QSA Note or QSA Stock and to carry out and perform all of its obligations under the Note Issuance Agreement. The Note Issuance Agreement constitutes the legal, valid and binding obligation of QSI, enforceable in accordance with its terms, except (a) as rights to indemnification and contribution hereunder may be limited by applicable law, equitable principles or public policy, (b) as limited by applicable bankruptcy, insolvency, reorganization or similar laws relating to or affecting the enforcement of creditors' rights generally and (c) as limited by equitable principles generally. The execution and delivery of the Note Issuance Agreement does not, and the performance of the Note Issuance Agreement and the compliance with the provisions hereof and the issuance of the QSI Stock by QSI will not materially conflict with, or result in a material breach or violation of the terms, conditions or provisions of, or constitute a material default under, or result in the creation or imposition of any material lien pursuant to the terms of, the Amended and Restated Articles of Incorporation or Bylaws of QSI or any statute, law, rule or regulation or any state or federal order, judgment or decree or any indenture, mortgage, lease or other material agreement or instrument to which QSI or any of its properties is subject.

                  4.3 Issuance and Delivery of the QSI Stock. The QSI Stock, when issued in compliance with the provisions of the Note Issuance Agreement, will be validly issued, fully paid and nonassessable. The issuance and delivery of the QSI Stock is not subject to preemptive or any other similar rights of the shareholders of QSI or any liens or encumbrances.

         5.       Representations, Warranties and Covenants of the Holders

         Each Holder hereby severally represents and warrants, and covenants and agrees with, to QSI, as of the Closing Date, as follows;

         5.1 Authorization. Holder has all requisite legal and corporate or other power and capacity and has taken all requisite corporate or other action to execute and deliver the Note Issuance Agreement, to carry out and perform all of its obligations under the Note Issuance Agreement. The Note Issuance Agreement constitutes the legal, valid and binding obligation of the Holder, enforceable in accordance with its terms, except (a) as rights to indemnification and contribution hereunder may be limited by applicable law, equitable principles or public policy, (b) as limited by applicable bankruptcy, insolvency, reorganization or similar laws relating to or affecting the enforcement of creditors' rights generally and (c) as limited by equitable principles generally.

         5.2 Investment Experience. Holder is an "accredited investor" as defined in Rule 501(a) under the Securities Act. Holder is aware of QSI's business affairs and financial condition and has had access to and has acquired sufficient information about QSI to reach an informed and knowledgeable decision to acquire the QSI Stock. Holder has such business and financial experience as is required to give it the capacity to protect its own interests in connection with the exchange of the QSA Stock for QSI Stock. Holder is not a "broker" or a "dealer" as defined in the Exchange Act and is not an "affiliate" of QSI as defined in the Securities Act.

         5.3 Investment Intent. To the extent that Holder acquires QSI Stock pursuant to this Note Issuance Agreement, Holder is acquiring such QSI Stock for its own account as principal, for investment purposes only, and not with a present view to, or for, resale, distribution or fractionalization thereof, in whole or in part, within the meaning of the Securities Act. Holder understands that its acquisition of the QSI Stock under the terms and provisions of this
Note Issuance Agreement has not been registered under the Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of Holder's investment intent as expressed herein. Holder has, in connection with its decision to be subject to acquire the number of QSI Stock set forth in the Note Issuance Agreement, relied solely upon the Memorandum and the representations and warranties of QSI contained herein. Holder will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the QSI Stock except in compliance with the Securities Act and the rules and regulations promulgated thereunder.

         5.4 Restrictions on Transferability of QSI Stock. Holder agrees not to sell or otherwise transfer the QSI Stock that it acquires pursuant to this Note Issuance Agreement for a period of one year following the closing date of the QSA Common Stock Purchase Agreement (the "Closing Date") of even date herewith. Holder acknowledges and agrees that all share certificates issued to it pursuant to this Note Issuance Agreement will be imprinted with legend that indicates that transfer of the QSI Stock is subject to restrictions as specified by this
Section 5.4 of this Note Issuance Agreement.

         5.5 Registration or Exemption Requirements. Holder further acknowledges and understands that the QSI Stock may not be resold or otherwise transferred except in a transaction registered under the Securities Act or unless an exemption from such registration is available. Holder understands that the certificates evidencing the QSI Stock will be imprinted with a legend that prohibits the transfer of the QSI Stock unless (a) such transaction is registered or such registration is not required, and (b) if the transfer is pursuant to an exemption from registration other than Rule 144 under the Securities Act, and if QSI shall so request in writing, an opinion reasonably satisfactory to QSI of counsel reasonably satisfactory to QSI is obtained to the effect that the transaction is so exempt.

         5.6 Restriction on Sales, Short Sales and Hedging Transactions. Holder will not, prior to the effectiveness of the Registration Statement, sell, offer to sell, solicit offers to buy, dispose of, loan, pledge, or grant any right with respect to (collectively, a "Disposition"), the QSI Stock, nor will Holder engage in any hedging or other transaction which is designed to or could reasonably be expected to lead to or result in a Disposition of QSI Stock by the Holder or any other person or entity. Such prohibited hedging or other transactions would include without limitation effecting any short sale or having in effect any short position (whether or not such sale or position is against the box and regardless of when such position was entered into) or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to the QSI Stock or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the QSI Stock.

         5.7 No Legal, Tax or Investment Advice. Holder understands that nothing in the Memorandum, the Note Issuance Agreement or any other materials presented to Holder in connection with the issuance of the QSI Stock constitutes legal, tax or investment advice. Holder has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its likely exchange or exchange of the QSI Stock.

         5.8 Further Representation by Foreign Holders. If such Holder is not a U.S. Person, such Holder hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the QSI Stock or any use of this Note Issuance Agreement, including (a) the legal requirements with its jurisdiction for the acquisition of the QSI Stock, (b) any foreign exchange restrictions applicable to such purchase, (c) any governmental or other consents that may need to be obtained, and (d) the income tax and other consequences, if any, that may be relevant to the purchase, exchange for, holding, redemption, sale or transfer of the QSI Stock. Such Holder's acquisition of, and its continued beneficial ownership of the QSI Stock, will not violate any applicable securities or other laws of its jurisdiction.

         5.9      Regulation S. 3.6 Regulation S

                  (a) The Holder is not a "U.S. Person" as that term is defined in Regulation S promulgated under the Securities Act and is not acquiring the QSI Stock for the account or benefit of a U.S. Person. Under Regulation S, with certain exceptions, "U.S. person" means: (i) any natural person resident in the U.S.; (ii) any partnership or corporation organized or incorporated under the laws of the U.S.; (iii) any estate of which any executor or administrator is a U.S. person; (iv) any trust of which any trustee is a U.S. person; (v) any agency or branch of a foreign entity located in the U.S.; (vi) any non discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person; (vii) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the U.S.; and (viii) any partnership or corporation if:
(A) organized or incorporated  under the laws of any foreign  jurisdiction;  and
(B) formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated and owned by accredited investors (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts.

                  (b) Without in any way limiting the representations set forth above, the Holder further agrees not to make any disposition of all or any portion of the QSI Stock unless and until:

     (i) Such disposition is in accordance with Regulation S promulgated under the Securities Act, or

     (ii) There is then in effect a Registration Statement under the Securities Act of 1933, as amended (the "Securities Act") covering such proposed disposition and such disposition is made in accordance with such Registration Statement, or

     (iii) (y) The Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (z) if reasonably requested by the Company, the Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration under the Securities Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 904 of Regulation S or Rule 144 except in unusual circumstances.

         6.       Affirmative Covenants

         QSI and the Holder hereby covenant as follows:

         6.1 Financial Information. QSI will mail the following reports to each Holder until such Holder transfers, assigns or sells the QSI Stock acquired by such Holder pursuant to the Note Issuance Agreement:

     (a) Within 100 days after the end of each fiscal year, a copy of its Annual Report on Form 10-K.

                  (b) Within 55 days after the end of the first, second and third quarterly accounting periods of each fiscal year of QSI, a copy of its Quarterly Report on Form 10-Q.

         6.2      Registration Requirements.

                  (a) After the first anniversary of the Closing Date, the Holder may make a written request to QSI that QSI file a registration statement on Form S-3 to register resales of outstanding shares of the Holder's QSI Stock. Upon receipt of such request, if QSI meets the eligibility requirements for use of Form S-3, QSI shall prepare and file a registration statement (the "Registration Statement") with the SEC under the Securities Act to register the resale of the QSI Stock (the "Registrable Securities") and shall use its best efforts to secure the effectiveness of such registration statement as soon as reasonably practicable thereafter.

                  (b) QSI shall pay all Registration Expenses (as defined below) in connection with any registration, qualification or compliance hereunder, and each Holder shall pay all Selling Expenses (as defined below) and other expenses that are not Registration Expenses relating to the Registrable Securities resold by such Holder. "Registration Expenses" shall mean all expenses, except for Selling Expenses, incurred by QSI in complying with the registration provisions herein described, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for QSI, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration. "Selling Expenses" shall mean all selling commissions, underwriting fees and stock transfer taxes applicable to the Registrable Securities and all fees and disbursements of counsel for any Holder.

                  (c) In the case of the registration effected by QSI pursuant to these registration provisions, QSI will use its best efforts to: (i) keep such registration effective until the earlier of (A) the first anniversary of the effective date of the registration, (B) such date as all of the Registrable Securities have been resold or (C) such time as all of the Registrable Securities held by the Holders can be sold within a given three-month period without compliance with the registration requirements of the Securities Act pursuant to Rule 144 promulgated thereunder ("Rule 144"); (ii) prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Registration Statement; (iii) furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as a Holder from time to time may reasonably request; (iv) cause the QSI Stock to be listed on each securities exchange and quoted on each quotation service on which similar securities issued by QSI are then listed or quoted; (v) provide a transfer agent and registrar for all securities registered pursuant to the

                  Registration Statement and a CUSIP number for all such securities; (vi) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC; and (vii) file the documents required of QSI and otherwise use its best efforts to maintain requisite blue sky clearance in (X) all jurisdictions in which any shares of the QSI Stock are originally issued pursuant to this Note Issuance Agreement and
                  (Y) all other states specified in writing by a Holder, provided, however, that, as to clause (Y), QSI shall not be required to qualify to do business or consent to service of process in any state in which it is not now so qualified or has not so consented.

                  (d) QSI shall furnish to each Holder upon request a reasonable number of copies of a supplement to or an amendment of the prospectus used in connection with the Registration Statement as may be necessary in order to facilitate the public sale or other disposition of all or any of the Registrable Securities held by the Holder.

                  (e) With a view to making available to the Holders the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit a Holder to sell Registrable Securities to the public without registration or pursuant to a registration statement on Form S-3, QSI covenants and agrees to use its best efforts to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) the first anniversary of the date hereof or (B) such date as all of the Registrable Securities shall have been resold; (ii) file with the SEC in a timely manner all reports and other documents required of QSI under the Securities Act and Exchange Act; and
                  (iii) furnish to any Holder upon request, as long as the Holder owns any Registrable Securities, (A) a written statement by QSI that it has complied with the reporting requirements of the Securities Act and the Exchange Act, (B) a copy of the most recent annual or quarterly report of QSI, and
                  (C) such other information as may be reasonably requested in order to avail any Holder of any rule or regulation of the SEC that permits the selling of any such Registrable Securities without registration or pursuant to such registration statement on Form S-3.

                  (f) If any Holder shall propose to sell any Registrable Securities pursuant to the Registration Statement, it shall notify QSI of its intent to do so at least five (5) full business days prior to such sale. Such notice shall be deemed to constitute a representation that any written information previously supplied by such Holder (including without limitation the information referred to in Section 6.4 hereof) is accurate as of the date of such notice. At any time within such five (5) business-day period, QSI may refuse to permit the Holder to resell any Registrable Securities pursuant to the Registration Statement for an initial period not to exceed thirty (30) days; provided, however, that in order to exercise this right, QSI must deliver a certificate in writing to the Holder to the effect that a delay in such sale is necessary because a sale pursuant to such Registration Statement in its then-current form would not be in the best interests of QSI and its shareholders. In such an event, QSI shall use its best efforts to amend the Registration Statement if necessary and to take all other actions necessary to allow such sale, and shall notify the Holder promptly after it has determined that such sale has become permissible. Notwithstanding the foregoing, QSI shall not be entitled to exercise its right to withdraw the registration statement more than three (3) times in any calendar year or for more than two consecutive thirty (30) day periods in any calendar year. Each Holder hereby covenants and agrees that it will not sell any Registrable Securities pursuant to the Registration Statement during the periods the Registration Statement is withdrawn as set forth in this
                  Section 6.2(f).

         6.3      Indemnification and Contribution.

                  (a) QSI agrees to indemnify and hold harmless each Holder from and against any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) to which such
                  Holder  may  become  subject  (under  the  Securities  Act  or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any untrue statement of a material fact or omission to state a material fact in the Registration Statement on the effective date thereof, or arise out of any failure by QSI to fulfill any undertaking included in the Registration Statement, and QSI will, as incurred, reimburse such Holder for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that QSI shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon (i) an untrue statement or omission in such Registration Statement in reliance upon and in conformity with written information furnished to QSI by or on behalf of such Holder specifically for use in preparation of the Registration Statement, (ii) the failure of such Holder to comply with the covenants and agreements contained in Sections 6.2(f), 7.3 or 7.4 hereof, or (iii) an untrue statement or omission in any prospectus that is corrected in any subsequent prospectus, or supplement or amendment thereto, that was delivered to the Holder prior to the pertinent sale or sales by the Holder.

                  (b)  Each  Holder,   severally  and  not  jointly,  agrees  to
                  indemnify and hold harmless QSI from and against any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) to which QSI may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon (i) an untrue statement of a material fact or omission to state a material fact in the Registration Statement in reliance upon and in conformity with written information furnished to QSI by or on behalf of such Holder specifically for use in preparation of the Registration Statement; provided, however, that no Holder shall be liable in any such case for any untrue statement or omission in any prospectus which statement has been corrected, in writing, by such Holder and delivered to QSI before the sale from which such loss occurred, (ii) the failure of such Holder to comply with the covenants and agreements contained in Sections 6.2(f), 7.3 or 7.4 hereof, or (iii) an untrue statement or omission in any prospectus that is corrected in any subsequent prospectus, or supplement or amendment thereto, that was delivered to the Holder prior to the pertinent sale or sales by the Holder, and each

                  Holder,   severally  and  not  jointly,   will,  as  incurred,
                  reimburse QSI for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim.

                  (c) Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 6.3, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, and, subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person and the indemnifying person shall have been notified thereof, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall wish, to assume the defense thereof, with counsel reasonably satisfactory to the indemnified person. After notice from the indemnifying person to such indemnified person of the indemnifying person's election to assume the defense thereof, the indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof; provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate in the reasonable judgment of the indemnified person for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person.

                  (d) If the indemnification provided for in this Section 6.3 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of QSI on the one hand and the Holders on the other in connection with the statements or omissions which resulted in such losses,claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by QSI on the one hand or a Holder on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. QSI and the Holders agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Holder shall be required to contribute any amount in excess of the amount by which the gross amount received by the Holder from the sale of the QSI Stock to which such loss relates exceeds the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 1 l(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders' obligations in this subsection (d) to contribute are several in proportion to their sales of QSI Stock to which such loss relates and not joint.

                  (e) The  obligations of QSI and the Holders under this Section
                  6.3 shall be in addition to any liability which QSI and the respective Holders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls QSI or any Holder within the meaning of the Securities Act and the Exchange Act.



     7. Restrictions on Transferability of QSI Stock; Compliance with Securities Act

         7.1 Restrictions on Transferability. The QSI Stock shall not be transferable in the absence of registration under the Securities Act or an exemption therefrom or in the absence of compliance with any term of the Note Issuance Agreement. The QSI Stock shall not be transferable for a period of one year following the Closing Date. QSI shall be entitled to give stop transfer instructions to its transfer agent with respect to the QSI Stock in order to enforce the foregoing restrictions.

     7.2 Restrictive Legend. Each certificate representing the QSI Stock shall bear substantially the following legends (in addition to any legends required under applicable state securities laws):

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM, OR COMPLIANCE WITH REGULATION S.

         ADDITIONALLY, THE TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO CERTAIN RESTRICTIONS SPECIFIED IN A NOTE ISSUANCE AGREEMENT DATED NOVEMBER __, 1996 BETWEEN THE COMPANY AND THE ORIGINAL PURCHASER, AND NO TRANSFER OF SECURITIES SHALL BE VALID OR EFFECTIVE ABSENT COMPLIANCE WITH SUCH RESTRICTIONS. ALL SUBSEQUENT HOLDERS OF THIS CERTIFICATE WILL HAVE AGREED TO BE BOUND BY CERTAIN OF THE TERMS OF THE NOTE ISSUANCE AGREEMENT, INCLUDING SECTIONS 7.1, 7.3 AND 7.4 OF SCHEDULE 3 TO ANNEX I OF THE AGREEMENT. A COPY OF THE NOTE ISSUANCE AGREEMENT MAY BE OBTAINED AT NO COST BY

         WRITTEN REQUEST MADE BY THE REGISTERED HOLDER OF THIS CERTIFICATE TO THE SECRETARY OF THE COMPANY.

         7.3 Transfer of QSI Stock. Each Holder hereby covenants with QSI not to make any sale of the QSI Stock except: (a) a sale of QSI Stock in accordance with the Registration Statement, in which case the Holder covenants to comply with the requirement of delivering a current prospectus, (b) a sale of QSI Stock in accordance with Rule 144, in which case the Holder covenants to comply with Rule 144; or (c) subject to such conditions as QSI in its sole discretion shall impose, in accordance with another exemption from the registration requirements of the Securities Act. Each Holder further acknowledges and agrees that such shares of QSI Stock are not transferable on the books of QSI unless the certificate submitted to QSI's transfer agent evidencing such QSI Stock is accompanied by such additional certification, documentation or information as QSI in its sole discretion shall require in order to effect such sale in accordance with the Registration Statement or Rule 144, or such other exemption from the registration requirements of the Securities Act. No transfer of QSI Stock will be effected to any "affiliate" of QSI as defined in the Securities Act except pursuant to subsection (a) or (b) hereof. The legend set forth in
Section 7.2 will be removed from a certificate representing QSI Stock following and in connection with any sale of QSI Stock pursuant to subsection (a) or (b) hereof but not in connection with any sale of QSI Stock pursuant to subsection
(c) hereof.

     7.4 Holder Information. Each Holder covenants that it will promptly notify QSI of any changes in the information set forth in the Registration Statement regarding such Holder or such Holder's "Plan of Distribution."

         8.       Miscellaneous

         8.1 Waivers and Amendments. With the exception of Sections 6 and 7 hereof, the terms of this Schedule 3 may be waived or amended with the written consent of QSI and each Holder. With respect to Sections 6 and 7 hereof, with the written consent of QSI and the record holders of more than 50% of the (X) QSI Stock then outstanding and held by Holders together with (Y) QSA Stock then outstanding and held by the Holders, the terms of this Schedule 3 may be waived or amended and any such amendment or waiver shall be binding upon QSI and all holders of QSI Stock and QSA Stock.

                              For more information contact:          EXHIBIT 99
                              Stephen H. Vonderach
                             Chief Financial Officer
                           Quality Semiconductor, Inc.
                                 (408) 450-8000

                              Morgan-Walke Associates, Inc.
                              Doug Sherk, Suzanne Craig,
                              Lisa Laukkanen
                              (415) 296-7383
                              Emily Dupree, Elissa Grabowski
                              (212) 850-5698
FOR IMMEDIATE RELEASE

                QUALITY SEMICONDUCTOR ANNOUNCES PRIVATE FINANCING

     SANTA CLARA, CA -- (November 22, 1996) -- Quality Semiconductor, Inc. (Nasdaq:QUAL) today announced the closing of a private placement of unsecured, convertible promissory notes in the principal amount of $5 million, of Quality Semiconductor Australia, Pty. Limited, a subsidiary of Quality Semiconductor, Inc. The notes may be converted, at the option of the investors of the Company, for up to 732,931 shares of the Common Stock of Quality Semiconductor, Inc. The notes are also non-transferable and are convertible into 732,931 shares of the non-voting Series B Preference shares of Quality Semiconductor Australia, Pty. Limited. The lead investors are affiliated with Fidelity Venture Capital Corporation and Technology Associates Corporation, both of Taiwan. The investors have initially funded $2 million dollars of the total financing and have agreed to complete the balance of the funding no later than February 28, 1997. The Company intends to use the proceeds for payment of the debt incurred in connection with the acquisition of a wafer fabrication facility by Quality Semiconductor Australia, Pty., general corporate purposes and working capital. "This important financing provides us with additional resources to expand our capabilities and to meet the demand for our products," commented Paul Gupta, president and chief executive officer. Quality Semiconductor, Inc. designs, develops and markets high-performance logic as well as networking and logic-intensive specialty memory semiconductor products. The Company targets systems manufacturers principally in the networking, personal computer and workstation markets. The Company's logic products include the 3.3-volt and 5-volt QSFCT families of high-speed, low-noise interface logic devices, the QuickSwitch family of high-speed, low-resistance bus switches, a family of low-skew clock management products, a family of analog switch devices, and new JTAG products designed to allow board-level testing of complex products. Quality Semiconductor, Inc.'s networking products include an ATM multiplexer/demultiplexer, and two Fast Ethernet transceivers that provide on-chip solutions for glue-less interface. Quality Semiconductor, Inc.'s specialty memory products include some of the fastest FIFO (first-in, first-out) devices currently available.

     Except for historical information, the matters discussed in this press release are forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those projected, including the ability of the Company to enforce the contractual commitment of the investors to fund the notes, as well as the factors identified in the Company's 10-K for the year ended September 24, 1995 and in the Company's 10-Qs for the quarters ended December 31, 1995, March 31, 1996 and June 30,
1996, respectively. The Company assumes no obligation to update the forward-looking statements included in this press release.

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